Exhibit 4.4

INCORPORATED UNDER THE LAWS OF THE STATE OF ISRAEL SEE REVERSE SIDE FOR CERTAIN DEFINITIONS CUSIP XXXXXX XX X THIS CERTIFIES THAT is the owner of FULLY PAID AND NON-ASSESSABLE CLASS A ORDINARY SHARES OF ironSource Ltd. transferable on the books of the Company by the holder hereof in person or by Attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented COMMON hereby, are issued and shall be held subject to all of the provisions of the Articles of Association, as amended and restated, of the Company (copies of which are on file with the Company and with the Transfer Agent), to all of which each holder, by acceptance hereof, assents. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar. IN WITNESS WHEREOF, the said Company has caused this certificate to be signed by electronic signature of its duly authorized officer. COUNTERSIGNED AND REGISTERED: AMERICAN STOCK TRANSFER TRUST& COMPANY New(Brooklyn, York) TRANSFER AGENT AND REGISTRAR BY AUTHORIZED SIGNATURE

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: UTMA –            Custodian             TEN COM – as tenants in common (Cust) (Minor) TEN ENT – as tenants by entireties under Uniform Transfers to Minors JT TEN – as joint tenants with right of survivorship Act             and not as tenants in common (State) Additional abbreviations may also be used though not in the above list. For value received             hereby sell, assign, and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE) Class A Ordinary Shares represented by the within certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said shares on the books of the within-named Company with full power of substitution in the premises. Dated             X NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER. SIGNATURE GUARANTEED ALL GUARANTEES MUST BE MADE BY A FINANCIAL INSTITUTION (SUCH AS A BANK OR BROKER) WHICH IS A PARTICIPANT IN THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM (“STAMP”), THE NEW YORK STOCK EXCHANGE, INC. MEDALLION SIGNATURE PROGRAM (“MSP”), OR THE STOCK EXCHANGES MEDALLION PROGRAM (“SEMP”) AND MUST NOT BE DATED. GUARANTEES BY A NOTARY PUBLIC ARE NOT ACCEPTABLE.